UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 10, 2011 (February 4, 2011)
Fentura Financial, Inc.

(Exact name of registrant as specified in its charter)
Michigan

(State or other jurisdiction of incorporation)

0-23550	38-2806518

(Commission File Number)	(IRS Employer Identification No.)

175 North Leroy Street P.O. Box 725 Fenton, Michigan	48430-0725

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (810) 629-2263
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant
     On February 4, 2011, Fentura Financial, Inc. (“Fentura”) dismissed its independent registered public accounting firm, Crowe Horwath LLP (“Crowe Horwath”) to be effective upon Fentura filing its 2010 Form 10-K. Crowe Horwath’s report on Fentura’s consolidated financial statements as of and for the years ended December 31, 2009 and 2008 contained no adverse opinion or a disclaimer of opinion, and were not qualified as to uncertainty, audit scope or accounting principles, except that Crowe Horwath’s opinion on the 2009 consolidated financial statements included an explanatory paragraph describing substantial doubt about Fentura’s ability to continue as a going concern. The decision to change accountants was approved by the Audit Committee of the Board of Directors.
     During each of the years in the two year period ended December 31, 2010, and the subsequent interim period to the date hereof, there were (i) no disagreements between Fentura and Crowe Horwath on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe Horwath, would have caused Crowe Horwath to make reference to the subject matter of the disagreements in connection with its reports. Fentura has provided Crowe Horwath with a copy of this disclosure and has requested that Crowe Horwath furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Crowe Horwath agrees with the above statements. A copy of such letter dated February 7, 2011 from Crowe Horwath is filed as Exhibit 16.1 to this Form 8-K.
     On February 4, 2011, Fentura notified Rehmann Robson, P.C. (“Rehmann”) of the registrant’s intent to formally engage Rehmann as its new independent registered public accounting firm to be effective upon Fentura filing its 2010 Form 10-K. During the last two fiscal years and the subsequent interim period to the date hereof, Fentura did not consult with Rehmann regarding (1) the application of accounting principles to any transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on Fentura’s financial statements; or (3) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(v) of Regulation S-K).
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

Exhibit 16.1	Letter of Crowe Horwath LLP to the Securities and Exchange Commission dated February 7, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FENTURA FINANCIAL, INC. (Registrant)
	By:	/s/ Donald L. Grill
Donald L. Grill, President and Chief Executive Officer
Dated: February 10, 2011

EXHIBIT INDEX
Exhibit Number

16.1	Letter of Crowe Horwath LLP to the Securities and Exchange Commission dated February 7, 2011